                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                 THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
                THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11
----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                    N/A
----------------------------------------------------------------------------
  (Name of Person(s)Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials:

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount previously paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11
                         PRUDENTIAL RETIREMENT SERVICES
                            30 SCRANTON OFFICE PARK
                            SCRANTON, PA 18507-1789
                            ------------------------

                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!
                                  MAY   , 2003
                            ------------------------

Dear Contractholder/Participant:

    I am inviting you to vote on two proposals relating to the management and operation of your Account(s). A special meeting of persons having voting rights with respect to each of the Accounts is scheduled for July 17, 2003. This package contains information about the proposals and includes materials you will need to vote.

    The Committee of each Account has reviewed the proposals and has recommended that the proposals be presented to you for consideration. Although the Committee Members have determined that the proposals are in your best interest, the final decision is yours.

    Contractholders/Participants of each Account are being asked to approve substantially the same proposals, so in order to save money, one proxy statement has been prepared for all of the Accounts listed above. To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of the proposals.

    Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

    TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - BY MAIL. Please complete, date and sign your proxy card(s) before mailing it (or them) in the enclosed postage-paid envelope.

    - BY INTERNET. Have your proxy card(s) available. Go to the web site: www.proxyweb.com. Enter your control number from your proxy card(s). Follow the simple instructions found on the web site.

    - BY TELEPHONE. Call 1-800-690-6903 toll free (phone line is available 24 hours a day).

    -  IN PERSON.  By attending the meeting and voting your shares.

    If you have any questions before you vote, please call us at 1-888-778-2888 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday. We're glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                 Sincerely,

                                 /s/ Judy A. Rice

                                 Judy A. Rice
                                 PRESIDENT

     IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

    Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

 A. The purpose of the proxy is to ask you to elect a new Committee for the Accounts and to vote on the approval of changes to the Accounts' fundamental investment restrictions.

Q. WHY AM I RECEIVING PROXY INFORMATION FOR AN ACCOUNT IN WHICH I DO NOT HAVE AN INVESTMENT?

 A. Contractholders/Participants of all of the Accounts are being asked to approve substantially the same proposals, so most of the information that must be included in a proxy statement for your Account must be included in a proxy statement for the other Accounts as well. Therefore, in order to save money, one proxy statement has been prepared.

Q.  ARE YOU RECOMMENDING A NEW COMMITTEE FOR THE ACCOUNTS?

 A. Yes. The current Committee of each Account has nominated for election a new, larger Committee, including eight Independent Committee Members and two Interested Committee Members. All of the nominees already serve as directors or trustees on some funds in the Prudential mutual fund complex, although they do not currently serve as Committee Members for the Accounts.

Q. WILL THE PROPOSALS RESULT IN HIGHER COMMITTEE MEMBER FEES TO BE PAID BY THE ACCOUNTS?

 A. No. Under the Accounts' Management Agreements, the Accounts' Manager, Prudential Investments LLC, or its affiliates pay the fees and expenses for the Committee Members.

Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY PROPOSED TO BE CHANGED?

 A. "Fundamental" investment restrictions are limitations placed on the Accounts' investment policies that can be changed only by a vote of Contractholders/Participants, even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Account adopted a number of fundamental investment restrictions, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions. The Committee believes that certain fundamental investment restrictions that are not legally required should be eliminated. The Committee also believes that other fundamental restrictions should be modernized, made more uniform and provide greater investment flexibility for the Account.

Q. DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT THE ACCOUNTS' INVESTMENT OBJECTIVES ARE BEING CHANGED?

 A.  No.

Q. WHAT WOULD BE THE EFFECT OF THE PROPOSED CHANGES TO THE ACCOUNTS' INVESTMENT FUNDAMENTAL RESTRICTIONS?

 A. The Committee does not believe that the proposed changes to fundamental investment restrictions will result in any major changes to the Accounts' investment portfolios. The changes will allow the Accounts greater flexibility to respond to investment opportunities and permit the Committee to make changes in the future that it considers desirable without the necessity of a Contractholder/Participant vote and the related additional expenses. A Contractholder/Participant vote is not necessary for changes to non-fundamental investment policies or restrictions.

Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

 A. The number of votes needed to approve each proposal differs, due to different requirements imposed by federal law and the Accounts' rules and regulations. The description of each proposal identifies the number of votes required for approval of each proposal.

Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED MEETING DATE?

 A. If we do not receive sufficient votes to hold a Meeting, we or Georgeson Shareholder Communications Inc., the proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Contractholders/Participants should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the meeting, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

 A.  No.

Q.  HAS THE COMMITTEE OF EACH ACCOUNT APPROVED THE PROPOSALS?

 A. Yes. Each Account's Committee has approved the proposals and recommends that you vote to approve the proposals.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

 A. You are entitled to one vote for each dollar in your individual accumulation account(s) in each Account as of the record date. The record date is May 2, 2003.

Q.  HOW DO I VOTE?

 A. YOU CAN VOTE BY COMPLETING AND SIGNING THE ENCLOSED PROXY CARD(S), AND MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU HAVE RECEIVED ONE PROXY CARD FOR EACH ACCOUNT IN WHICH YOU HAD AN INTEREST ON THE RECORD DATE. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL PRUDENTIAL AT 1-888-778-2888.

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyweb.com. Enter your control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone. Call 1-800-690-6903 toll free. This phone line is available 24 hours a day.

Q.  HOW DO I SIGN THE PROXY CARD?

 A. INDIVIDUAL ACCOUNTS: Each person should sign exactly as his or her name appears on the proxy card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the proxy card.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

The attached proxy statement contains more detailed information about each of the proposals. Please read it carefully.

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

                         PRUDENTIAL RETIREMENT SERVICES
                            30 SCRANTON OFFICE PARK
                            SCRANTON, PA 18507-1789
                            ------------------------

                           NOTICE OF SPECIAL MEETINGS
                        OF PERSONS HAVING VOTING RIGHTS
                                 TO BE HELD ON
                                 JULY 17, 2003
                            ------------------------

Dear Contractholder/Participant:

    You are hereby notified that each of the above-listed Accounts will hold a Special Meeting of persons having voting rights with respect to the Account in the offices of The Prudential Insurance Company of America, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey on July 17, 2003 at 10:00 a.m. Eastern Daylight time for the purpose of considering and acting upon the following proposals:

    1. To elect 10 Committee Members for each Account; and

    2. To approve changes to each Account's fundamental investment restrictions.

    You are entitled to vote at the Meeting, and at any adjournments thereof, of each Account in which you had an interest at the close of business on May 2, 2003. If you attend a Meeting, you may vote your interest in person. IF YOU DO NOT EXPECT TO ATTEND A MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE BY INTERNET OR TELEPHONE.

                               By order of the Committee,

                               /s/ Jonathan D. Shain

                               Jonathan D. Shain
                               SECRETARY

Dated: May    , 2003

ONE OR MORE PROXY CARDS ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE TODAY BY SIGNING AND RETURNING THE PROXY CARD(S) IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE THROUGH THE INTERNET OR BY TELEPHONE USING THE "CONTROL" NUMBER THAT APPEARS ON THE PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE COMMITTEE OF EACH ACCOUNT RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

                         PRUDENTIAL RETIREMENT SERVICES
                            30 SCRANTON OFFICE PARK
                            SCRANTON, PA 18507-1789
                            ------------------------

                                PROXY STATEMENT
                SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS
                          TO BE HELD ON JULY 17, 2003
                            ------------------------

    This proxy statement is being furnished to persons having voting rights with respect to each of the Accounts listed above in connection with the solicitation by the Committee of each Account of proxies to be used at a Special Meeting of each Account to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on July 17, 2003, at 10:00 a.m., Eastern Daylight time, or any adjournment or adjournments thereof. The Meetings of each Account will be held together, but voting will be separately by Account. This proxy statement is being first mailed to persons having voting rights on or
about May    , 2003.

    Each Account is a separate account of The Prudential Insurance Company of America ("Prudential Insurance") and is a registered, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Ownership interests in each Account are referred to as "Units," and the persons having voting rights with respect to the Account are "Contractholders/Participants." The Committee of each Account, which serves the same function as a mutual fund's board of directors, is referred to as the "Committee," and the individuals serving on the Committee are "Committee Members." Currently, each Account has the same Committee Members. As explained below, the nominees for election to the Committees are the same for each Account.

    Prudential Investments LLC ("PI" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as each Account's Manager under management agreements with the Accounts (the "Management Agreements"). Investment advisory services are provided to The Prudential Variable Contract Account-2 ("VCA-2") and The Prudential Variable Contract Account-10 ("VCA-10") under Subadvisory Agreements with Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017. Investment advisory services are provided to The Prudential Variable Contract Account-11 ("VCA-11") under a Subadvisory Agreement with Prudential Investment Management, Inc. ("PIM" and, collectively with Jennison, the "Subadvisers"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI, Jennison and PIM are wholly-owned indirect subsidiaries of Prudential Financial, Inc. ("Prudential"). Prudential Investment Management Services LLC ("PIMS" or the "Distributor"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the contracts issued in connection with the Account. PIMS is also a wholly-owned indirect subsidiary of Prudential. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to certain closed-end investment companies, with aggregate assets of approximately $86.1 billion. Each Account has a Committee which, in addition to overseeing the actions of the Account's Manager and Subadviser, decides upon matters of general policy. The Committee serves the same function as a mutual fund board of directors.

                               VOTING INFORMATION

    Under most Section 403(b) plans, Participants have voting rights in the Accounts, and this proxy statement will be sent to them. Under some qualified plans, the Contractholder will have the voting rights. In general, for qualified plans with a trustee, we will send the proxy statement to the Contractholder so it can determine whether the plan provides for voting by the Contractholder or the Participants.

    Voting rights are determined as of the close of business on the record date of May 2, 2003. The person having voting rights is entitled to the number of votes and fractions thereof equal to the number of dollars and fractions thereof in the individual accumulation account(s) in each Account. Prudential is entitled to vote Units representing its own funds invested in each Account as of the record date. For each Account, Prudential will cast its votes in the same proportions as all other persons having voting rights represented at the Meeting in person or by proxy. For example, if 90% of votes received from persons having voting rights in a particular Account are in favor of a Proposal, Prudential will cast 90% of its votes in that Account in favor of the Proposal. The table below provides information regarding the outstanding voting rights as of the record date.

                                                                     DOLLAR VALUE OF
                                        UNITS      DOLLAR VALUE OF     UNITS HELD
              ACCOUNT                OUTSTANDING  UNITS OUTSTANDING   BY PRUDENTIAL
              -------                -----------  -----------------  ---------------
               VCA-2
              VCA-10
              VCA-11

    The presence, in person or by proxy, of more than 35% of the votes which may be cast will constitute a quorum for the transaction of business at each Meeting. If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Units present and entitled to vote at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR any Proposal in favor of the adjournment of that Proposal and will vote those proxies required to be voted AGAINST any Proposal against the adjournment of that Proposal. A vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power), the Units represented thereby, with respect to matters to be determined by a plurality of the votes cast on such matters (including proposed adjournments on such matters), will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total dollar amount of individual accumulation accounts in an Account (including proposed adjournments on such matters), an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposal No. 1 (or proposed adjournments on Proposal No. 1), for which the required vote is a plurality of the votes cast, but effectively will be a vote against Proposal No. 2 (or proposed adjournments on Proposal No. 2), which requires approval of a majority of the outstanding voting securities under applicable law.

    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Units will be voted FOR the Proposals. If any nominee for the Committee should withdraw or otherwise become unavailable for election, your Units will be voted in favor of such other nominee or nominees as the Manager may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Account prior to a Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    Contractholders/Participants may revoke their instructions, but to be effective, Prudential must receive written notice of the revocation prior to 6 p.m. on July 10, 2003. Alternatively, Contractholders/Participants may attend a Meeting and vote in person, in which case any prior instructions provided will be revoked.

    This solicitation is being made by mail, but it also may be made by telephone or facsimile. Prudential will bear the cost of this solicitation.

    COPIES OF EACH ACCOUNT'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO
CONTRACTHOLDERS/PARTICIPANTS. PERSONS HAVING VOTING RIGHTS MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF EACH ACCOUNT'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING US AT PRUDENTIAL RETIREMENT SERVICES, 30 SCRANTON OFFICE PARK, SCRANTON, PA 18507-1789, OR BY CALLING (800) 458-6333 (TOLL FREE).

    Contractholders/Participants voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Contracholder/Participant.

                                 PROPOSAL NO. 1
                           TO ELECT COMMITTEE MEMBERS

    The current Committee of each Account has nominated the 10 individuals identified below for election to the Committee for each Account. Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. Each nominee currently serves as a director or trustee on some of the funds in the Prudential mutual fund complex.

    On May 1, 2003, Prudential acquired American Skandia, Inc. As part of the transaction, PI became an investment adviser to the American Skandia Advisor Funds, Inc. and the American Skandia Trust. Shareholders of the American Skandia Advisor Funds, Inc. on April 3, 2003 elected as trustees each of the same individuals who have been nominated to serve as Committee Members for the Accounts. If Contractholders/Participants elect each of the nominees, a common board/committee, consisting of the same individuals, will oversee and supervise both the American Skandia Advisor Funds, Inc. and the Accounts. In addition, shareholders of certain other investment companies advised by PI are also being asked to elect these same individually as directors/ trustees for those investment companies.

    Each Account currently has four Committee Members, three of whom are not "interested persons" of Prudential or the Accounts under the Federal securities laws ("Independent Committee Members") and have been previously elected by persons having voting rights. One of the current

Independent Committee Members is currently scheduled to retire from the Committees as of June 30, 2003. Each Committee has one member who is an interested person of Prudential and the Account ("Interested Committee Member").

    The current Committees believe that expanding the size of the Committees and adding members who also serve as directors/trustees of other mutual funds in the Prudential fund complex is in the best interests of the Accounts. The principal reasons for electing these individuals as members are:

    - to bring additional experience and diversity of viewpoints to the Committees;

    - to bring the benefit of experience derived from service on the boards of other Prudential investment companies;

    - to increase the number of Independent Committee Members in light of the requirements of the Federal securities laws mandating that a majority of the members be independent;

    - to compensate for the fact that after the planned retirement of one current Independent Committee Member as of June 30, 2003, the size of the Committees would be smaller than desirable for the effective supervision of the Accounts' business; and

    - to achieve efficiencies and coordination in operation, supervision and oversight of the Accounts, which may be derived from having the same individuals serve on the board/committee of each of the Prudential retail mutual funds and the Accounts.

    If elected, the nominees will hold office generally without limit except that (a) any Committee Member may resign; (b) any Committee Member may be removed by a vote of three-fifths of the Committee Members then in office;
(c) any Committee Member may be removed by the holders of not less than two-thirds of the Account's outstanding capital stock; and (d) the retirement policy of each Account generally calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. In the event of a vacancy on the Committee, the remaining Committee Members will fill such vacancy by appointing another Committee Member, so long as immediately after such appointment, at least two-thirds of the Committee Members have been elected by Contractholders/Participants.

    None of the nominees are related to one another. None of the Independent Committee Members or persons nominated to become Independent Committee Members owns shares of Prudential or its affiliates.

    The business experience and address of each nominee for Independent Committee Member and each nominee for Independent Committee Member, as well as information regarding their service on other mutual funds in the Prudential mutual fund complex, is as follows:

                 PROPOSED INDEPENDENT COMMITTEE MEMBER NOMINEES

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND
                                                                               COMPLEX      OTHER
                                         TERM OF                               OVERSEEN BY  DIRECTORSHIPS**
NAME,                      POSITION(S)   OFFICE AND                            NOMINEE FOR  HELD BY NOMINEE
ADDRESS*                   HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S)  COMMITTEE    FOR COMMITTEE
AND AGE                    THE ACCOUNTS  TIME SERVED  DURING PAST FIVE YEARS   MEMBER       MEMBER
-----------------------------------------------------------------------------------------------------------
David E. A. Carson (68)    None          --           Director (January 2000   31           Director of
People's Bank                                         to May 2000), Chairman                United
1 Financial Plaza                                     (January 1999 to                      Illuminating
Second Floor                                          December 1999),                       and UIL
Hartford, CT 06103                                    Chairman and Chief                    Holdings, a
                                                      Executive Officer                     utility
                                                      (January 1998 to                      company, since
                                                      December 1998) and                    May 1993.
                                                      President, Chairman and
                                                      Chief Executive Officer
                                                      (1983 to December 1997)
                                                      of People's Bank.
-----------------------------------------------------------------------------------------------------------

Robert E. La Blanc (69)    None          --           President (since 1981)   108          Director of
                                                      of Robert E. La Blanc                 Storage
                                                      Associates, Inc.                      Technology
                                                      (telecommunications);                 Corporation
                                                      formerly General                      (technology)
                                                      Partner at Salomon                    (since 1979),
                                                      Brothers and                          Chartered
                                                      Vice-Chairman of                      Semiconductor
                                                      Continental Telecom.;                 Manufacturing,
                                                      Trustee of Manhattan                  Ltd.
                                                      College.                              (Singapore)
                                                                                            (since 1998),
                                                                                            Titan
                                                                                            Corporation
                                                                                            (electronics,
                                                                                            since 1995),
                                                                                            Computer
                                                                                            Associates
                                                                                            International,
                                                                                            Inc. (since
                                                                                            2002) (software
                                                                                            company);
                                                                                            Director (since
                                                                                            1999) of First
                                                                                            Financial
                                                                                            Fund, Inc. and
                                                                                            Director (since
                                                                                            April 1999) of
                                                                                            The High Yield
                                                                                            Plus
                                                                                            Fund, Inc.
-----------------------------------------------------------------------------------------------------------

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND
                                                                               COMPLEX      OTHER
                                         TERM OF                               OVERSEEN BY  DIRECTORSHIPS**
NAME,                      POSITION(S)   OFFICE AND                            NOMINEE FOR  HELD BY NOMINEE
ADDRESS*                   HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S)  COMMITTEE    FOR COMMITTEE
AND AGE                    THE ACCOUNTS  TIME SERVED  DURING PAST FIVE YEARS   MEMBER       MEMBER
-----------------------------------------------------------------------------------------------------------
Douglas H. McCorkindale    None          --           Chairman (since          108          Director of
(63)                                                  February 2001), Chief                 Gannett
                                                      Executive Officer                     Co., Inc.,
                                                      (since June 2000) and                 Director of
                                                      President (since                      Continental
                                                      September 1997) of                    Airlines, Inc.
                                                      Gannett Co. Inc.                      (since May
                                                      (publishing and media);               1993), Director
                                                      formerly Vice Chairman                of Lockheed
                                                      (March 1984-May 2000)                 Martin Corp.
                                                      of Gannett Co. Inc.                   (aerospace and
                                                                                            defense) (since
                                                                                            May 2001);
                                                                                            Director of the
                                                                                            High Yield Plus
                                                                                            Fund, Inc.
                                                                                            (since 1996).
-----------------------------------------------------------------------------------------------------------

Stephen P. Munn (60)       None          --           Chairman of the Board    103          Chairman of the
                                                      (since 1994) and                      Board (since
                                                      formerly Chief                        January 1994)
                                                      Executive Officer                     and Director
                                                      (1998-2001) and                       (since 1988) of
                                                      President of Carlisle                 Carlisle
                                                      Companies Incorporated.               Companies
                                                                                            Incorporated
                                                                                            (manufacturer
                                                                                            of industrial
                                                                                            products);
                                                                                            Director of
                                                                                            Gannett
                                                                                            Co., Inc.
                                                                                            (publishing and
                                                                                            media).
-----------------------------------------------------------------------------------------------------------

Richard A. Redeker (59)    None          --           Formerly Management      103
                                                      Consultant of
                                                      Invesmart, Inc. (August
                                                      2001-October 2001);
                                                      formerly employee of
                                                      Prudential Investments
                                                      (October 1996-December
                                                      1998).
-----------------------------------------------------------------------------------------------------------

Robin B. Smith (63)        None          --           Chairman of the Board    100          Director of
                                                      (since January 2003) of               BellSouth
                                                      Publishers Clearing                   Corporation
                                                      House (direct                         (since 1992)
                                                      marketing); formerly                  and Kmart
                                                      Chairman and Chief                    Corporation
                                                      Executive Officer                     (retail) (since
                                                      (August 1996-January                  1996).
                                                      2003) of Publishers
                                                      Clearing House.
-----------------------------------------------------------------------------------------------------------

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND
                                                                               COMPLEX      OTHER
                                         TERM OF                               OVERSEEN BY  DIRECTORSHIPS**
NAME,                      POSITION(S)   OFFICE AND                            NOMINEE FOR  HELD BY NOMINEE
ADDRESS*                   HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S)  COMMITTEE    FOR COMMITTEE
AND AGE                    THE ACCOUNTS  TIME SERVED  DURING PAST FIVE YEARS   MEMBER       MEMBER
-----------------------------------------------------------------------------------------------------------
Stephen Stoneburn (59)     None          --           President and Chief      106
                                                      Executive Officer
                                                      (since June 1996) of
                                                      Quadrant Media Corp. (a
                                                      publishing company);
                                                      formerly President
                                                      (June 1995-June 1996)
                                                      of Argus Integrated
                                                      Media, Inc.; Senior
                                                      Vice President and
                                                      Managing Director
                                                      (January 1993-1995) of
                                                      Cowles Business Media
                                                      and Senior Vice
                                                      President of Fairchild
                                                      Publications, Inc
                                                      (1975-1989).
-----------------------------------------------------------------------------------------------------------

Clay T. Whitehead (64)     None          --           President (since 1983)   125          Director (since
                                                      of National Exchange                  2000) of First
                                                      Inc. (new business                    Financial
                                                      development firm).                    Fund, Inc. and
                                                                                            Director (since
                                                                                            2000) of The
                                                                                            High Yield Plus
                                                                                            Fund, Inc.
-----------------------------------------------------------------------------------------------------------

                 PROPOSED INTERESTED COMMITTEE MEMBER NOMINEES

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND
                                                                               COMPLEX      OTHER
                                         TERM OF                               OVERSEEN BY  DIRECTORSHIPS**
NAME,                      POSITION(S)   OFFICE AND                            NOMINEE FOR  HELD BY NOMINEE
ADDRESS*                   HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S)  COMMITTEE    FOR COMMITTEE
AND AGE                    THE ACCOUNTS  TIME SERVED  DURING PAST FIVE YEARS   MEMBER       MEMBER
-----------------------------------------------------------------------------------------------------------
Judy A. Rice (55)          President     Since 2003   President, Chief         129
                                                      Executive Officer,
                                                      Chief Operating Officer
                                                      and Officer-In-Charge
                                                      (since 2003) of PI;
                                                      formerly various
                                                      positions to Senior
                                                      Vice President
                                                      (1992-1999) of
                                                      Prudential Securities
                                                      Incorporated (PSI); and
                                                      various positions to
                                                      Managing Director
                                                      (1975-1992) of Salomon
                                                      Smith Barney; Member of
                                                      Board of Governors of
                                                      the Money Management
                                                      Institute.
-----------------------------------------------------------------------------------------------------------

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND
                                                                               COMPLEX      OTHER
                                         TERM OF                               OVERSEEN BY  DIRECTORSHIPS**
NAME,                      POSITION(S)   OFFICE AND                            NOMINEE FOR  HELD BY NOMINEE
ADDRESS*                   HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S)  COMMITTEE    FOR COMMITTEE
AND AGE                    THE ACCOUNTS  TIME SERVED  DURING PAST FIVE YEARS   MEMBER       MEMBER
-----------------------------------------------------------------------------------------------------------
Robert F. Gunia (56)       Vice          Since 1999   Executive Vice           184          Vice President
                           President                  President and Chief                   and Director
                                                      Administrative Officer                (since May
                                                      (since June 1999) of                  1989) and
                                                      PI; Executive Vice                    Treasurer
                                                      President and Treasurer               (since 1999) of
                                                      (since January 1996) of               The Asia
                                                      PI; President (since                  Pacific
                                                      April 1999) of PIMS;                  Fund, Inc.
                                                      Corporate Vice
                                                      President (since
                                                      September 1997) of
                                                      Prudential Insurance;
                                                      formerly Senior Vice
                                                      President (March
                                                      1987-May 1999) of PSI;
                                                      formerly Chief
                                                      Administrative Officer
                                                      (July 1989-September
                                                      1996), Director
                                                      (January 1989-September
                                                      1996) and Executive
                                                      Vice President,
                                                      Treasurer and Chief
                                                      Financial Officer (June
                                                      1987-December 1996) of
                                                      Prudential Mutual Fund
                                                      Management, Inc. (PMF).
-----------------------------------------------------------------------------------------------------------

* Unless otherwise indicated, the address of each nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

  The following tables set forth the dollar range of the investment of each nominee in the Accounts as of December 31, 2002. The tables also include the aggregate dollar range of securities held by each nominee in all funds in the Prudential fund complex overseen by that nominee as of December 31, 2002.

         NOMINEE SHARE OWNERSHIP TABLE -- INDEPENDENT COMMITTEE MEMBERS

                                                                  AGGREGATE DOLLAR RANGE
                                                                   OF SECURITIES IN ALL
                                                                  REGISTERED INVESTMENT
                                                                  COMPANIES OVERSEEN BY
                                             DOLLAR RANGE OF       NOMINEE IN FAMILY OF
NAME OF NOMINEE                           INVESTMENT IN ACCOUNTS   INVESTMENT COMPANIES
---------------                           ----------------------  ----------------------
David E. A. Carson......................               None               None
Robert E. La Blanc......................               None           Over $100,000
Douglas H. McCorkindale.................               None           Over $100,000
Stephen P. Munn.........................               None           Over $100,000
Richard A. Redeker......................               None           Over $100,000
Robin B. Smith..........................               None           Over $100,000
Stephen Stoneburn.......................               None           Over $100,000
Clay T. Whitehead.......................               None           Over $100,000

         NOMINEE SHARE OWNERSHIP TABLE -- INTERESTED COMMITTEE MEMBERS

                                                                  AGGREGATE DOLLAR RANGE
                                                                   OF SECURITIES IN ALL
                                                                  REGISTERED INVESTMENT
                                                                  COMPANIES OVERSEEN BY
                                             DOLLAR RANGE OF       NOMINEE IN FAMILY OF
NAME OF NOMINEE                           INVESTMENT IN ACCOUNTS   INVESTMENT COMPANIES
---------------                           ----------------------  ----------------------
Judy A. Rice............................               None           Over $100,000
Robert F. Gunia.........................               None           Over $100,000

    None of the nominees for Independent Committee Member, or any member of his or her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Accounts or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Accounts as of May 1, 2003.

    The following table sets forth information described the aggregate compensation paid by the Accounts for the most recently completed fiscal year and by the Prudential fund complex for the calendar year ended December 31, 2002 to each of the nominees for his or her services.

           COMPENSATION PAID TO INDEPENDENT COMMITTEE MEMBER NOMINEES

                                                 PENSION OR                    TOTAL 2002
                                                 RETIREMENT     ESTIMATED     COMPENSATION
                                 AGGREGATE        BENEFITS        ANNUAL    FROM ACCOUNTS AND
                                COMPENSATION     ACCRUED AS      BENEFITS     FUND COMPLEX
NAME OF PERSON,                   FROM THE        PART OF          UPON          PAID TO
POSITION(1)                       ACCOUNTS    ACCOUNT EXPENSES  RETIREMENT      NOMINEES
-----------                     ------------  ----------------  ----------  -----------------
David E. A. Carson(4).........        None             None         None          None
Robert E. La Blanc............        None             None         None    $137,250 (20/77)(3)
Douglas H. McCorkindale(2)....        None             None         None    $115,000 (18/77)(3)
Stephen P. Munn...............        None             None         None    $118,000 (23/72)(3)
Richard A. Redeker............        None             None         None    $120,500 (23/72)(3)
Robin B. Smith(2).............        None             None         None    $120,500 (26/69)(3)
Stephen Stoneburn.............        None             None         None    $120,250 (18/75)(3)
Clay T. Whitehead.............        None             None         None    $196,750 (32/94)(3)

-------------------

(1) Interested Committee Members do not receive any compensation from the Accounts or the fund complex. None of the Independent Committee Member nominees currently serves as a Committee Member and therefore none have received compensation with respect to the Accounts.
(2) Although the last column shows the total amount paid to nominees from the fund complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of the directors, in total or in part, under the funds' deferred fee agreements. Including accrued interest and the selected fund's rate of return on amounts deferred through December 31, 2002, the total amount of compensation for the year amounted to $58,669 and $67,374 for Mr. McCorkindale and Ms. Smith, respectively.
(3) Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.
(4) Mr. Carson served on the Boards of the American Skandia Trust and American Skandia Advisor Funds, Inc during the fiscal year ended December 31, 2002, and Mr. Carson received compensation from those two funds. These two funds were not part of the Prudential mutual fund complex until May 1, 2003.

    During 2002, the Committee of each Account was composed of one Interested Committee Member, David R. Odenath, Jr., who is an "interested" member under the federal securities laws because he is an officer of the

Accounts' Manager, and the three Independent Committee Members (Saul K. Fenster,
W. Scott McDonald, Jr. and Joseph Weber). The Committees met four times during the twelve months ended December 31, 2002. It is expected that the Committee Members will meet at least four times a year at regularly scheduled meetings.

    Each Account has an Audit Committee, which is composed entirely of Independent Directors, and normally meets four times a year, or as required, in conjunction with the meetings of the Committee for the Account. Currently, Messrs. Fenster, McDonald and Weber are members of the Audit Committee for each Account. Among other things, the Audit Committee of each Account has the following responsibilities:

    - Recommending to the Committee of the Account the selection, retention or termination, as appropriate, of the independent public accountants of the Account.

    - Reviewing the independent accountants' compensation, the proposed terms of their engagement, and their independence.

    - Reviewing annual financial statements, including any adjustments to the annual financial statements recommended by the Account's independent accountants, and any significant issues that arose in connection with the preparation of those financial statements.

    - Reviewing changes in accounting policies or practices that had, or are expected to have, a significant impact on the preparation of financial statements.

    - Generally acting as a liaison between the independent accountants and the Committee.

    A copy of the Audit Committee Charter for each Account is included as Exhibit A. During the twelve months ended December 31, 2002, the Audit Committee of each Account met four times.

    The Nominating Committee for each Account is currently composed of Messrs. Fenster, Weber and McDonald. The members confer periodically and hold meetings as required. The responsibilities of the Nominating Committee include, but are not limited to, recommending to the Committee the individuals to be nominated to become Independent Committee Members. During the twelve months ended December 31, 2002, the Nominating Committee did not meet. The Accounts do not have compensation committees. The Nominating Committee of each Account generally will not consider nominees recommended by Contractholders/Participants.

    The firm of PricewaterhouseCoopers LLP ("PwC"), 1177 Avenue of the Americas, New York, NY 10036, is the independent accountant for each Account. Each Audit Committee recommended, and each Committee approved, the selection of PwC as the Accounts' independent accountant for the Accounts' current fiscal year. Representatives of PwC are not expected to be present at the Meetings.

AUDIT FEES

    In accordance with Independence Standards Board No. 1, PwC, the Accounts' independent accountants for the fiscal year ended December 31, 2002, has confirmed to the Audit Committee that they are independent with respect to the Accounts. PwC has confirmed the following information:

    - AUDIT FEES: The aggregate fees billed by PwC for professional services rendered for the audit of each Account's annual financial statements for
      the fiscal year ended December 31, 2002 were $        for VCA-2, $
      for VCA-10, and $        for VCA-11.

    - FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: PwC billed no fees for professional services rendered to the Accounts for information technology services relating to financial information systems design and implementation for the Accounts' most recent fiscal year. Similarly, PwC billed no fees for professional services rendered to the Accounts' Manager and any entities controlling, controlled by or under common control with the Accounts' Manager that provide services to the Accounts for information technology services relating to financial information systems design and implementation for the calendar year ended December 31, 2002.

    - ALL OTHER FEES: The aggregate fees billed by PwC for services rendered to the Accounts' Manager and any entity controlling, controlled by or under common control with the Account's Manager that provides services to the Accounts, amounted to approximately $1,309,500 for the calendar year ended December 31, 2002.

REQUIRED VOTE

    For each Account, nominees receiving the affirmative vote of a plurality of the votes cast will be elected, provided a quorum is present at the Meeting.

    THE COMMITTEE FOR EACH ACCOUNT, INCLUDING THE INDEPENDENT COMMITTEE MEMBERS, RECOMMEND THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
           TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

    The Committee of each Account has approved, and recommends that you approve, certain changes to the fundamental investment restrictions of the Accounts.

OVERVIEW

    The Investment Company Act of 1940 (the "1940 Act") requires an investment company, such as each Account, to adopt "fundamental" investment policies or restrictions with respect to each of the following practices:

    - borrowing money;

    - issuing senior securities;

    - underwriting securities issued by another company;

    - purchasing or selling real estate or commodities;

    - making loans; and

    - concentrating investments in particular industries.

    A "fundamental" policy or restriction may be changed only by a majority vote of persons having voting rights, who are the Contractholders/Participants in the case of each Account. In addition, the 1940 Act permits, but does not require, an investment company to designate other fundamental investment policies or restrictions concerning other investment practices.

    Each Account currently has eight fundamental investment restrictions which may be changed only with Contractholder/Participant approval.

    The Committee of each Account has approved, and recommends that you approve, proposed changes to each Account's fundamental investment restrictions so that they match the wording of the restrictions recently proposed for other investment companies advised by the Account's Manager, PI. The Committee of each Account and the Manager recommend the changes in order to:

    - allow for consistency in the operations of the numerous investment companies managed by the Manager, which will make it easier for the Manager and the Subadvisers to monitor compliance;

    - provide the Accounts with more flexibility to pursue their investment objective by removing fundamental restrictions not required by law, to account for changes in the law, and to take advantage of investment vehicles and techniques; and

    - allow the Accounts to implement certain investment programs that may help them to achieve economies of scale by participating in transactions with other investment companies advised by the Manager, such as the joint investment in affiliated investment companies and an inter-fund lending program.

PROPOSED REVISED FUNDAMENTAL INVESTMENT RESTRICTIONS

    As explained above, the Committee of each Account recommends that you approve a revised set of fundamental investment restrictions. Set forth below are the fundamental investment restrictions as they would read if Contractholders/Participants approve this Proposal. The information in brackets is explanatory and is not part of the fundamental restrictions.

(1) The Account may not purchase the securities of any issuer if, as a result, the Account would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Account may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

(2) The Account may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Account to Committee Members pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

(3) The Account may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Account may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(4) The Account may not buy or sell physical commodities or contracts involving physical commodities. The Account may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Account may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Account's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

(5) The Account may not purchase any security if as a result 25% or more of the Account's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(6) The Account may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(7) The Account may make loans, including loans of assets of the Account, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Account's investment objective.

    [For purposes of Investment Restriction 1, the Account will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Account's total assets, (i) more than 5% of the Account's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Account would own more than 10% of the outstanding voting securities of any single issuer.]

    [For purposes of Investment Restriction 5, the Account relies on the Global Industry Classification System (GICS) published by S&P in determining industry classification. The Account's reliance on this classification system is not a fundamental policy of the Account and, therefore, can be changed without shareholder approval.]

    [Whenever any the fundamental investment policy or investment restriction states a maximum percentage of the Account's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy.

    However, if the Account's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Account will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.]

SPECIFIC PROPOSED CHANGES

PROPOSAL 2(a): DIVERSIFICATION

    Each Account operates as a diversified investment company under the 1940 Act. Each Account's current fundamental investment restriction sets forth the definition of a diversified investment company included in current law. To provide flexibility as laws change or relief is obtained from the SEC or its staff, the revised investment restriction would require that require that each Account comply with the currently applicable definition of a diversified investment company, as the law may be amended from time to time except to the extent that the Account may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations. If approved, the Manager does not believe that this revision will not have any immediate effect on the operation of the Accounts.

    The current investment restriction reads as follows:

        The Account will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: with respect to 75% of the Account's total assets, more than 5% of the Account's total assets (determined at the time of investment) would then be invested in securities of a single issuer.

    The current investment restriction for VCA-11 also includes the following clarifications:

        Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

    The proposed investment restriction would read as follows:

        THE ACCOUNT MAY NOT PURCHASE THE SECURITIES OF ANY ISSUER IF, AS A RESULT, THE ACCOUNT WOULD FAIL TO BE A DIVERSIFIED COMPANY WITHIN THE MEANING OF THE 1940 ACT, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AS EACH MAY BE AMENDED FROM TIME TO TIME EXCEPT TO THE EXTENT THAT THE ACCOUNT MAY BE PERMITTED TO DO SO BY EXEMPTIVE ORDER, SEC RELEASE, NO-ACTION LETTER OR SIMILAR RELIEF OR INTERPRETATIONS (COLLECTIVELY, THE "1940 ACT LAWS, INTERPRETATIONS AND EXEMPTIONS").

    The following note would accompany this proposed investment restriction (and the note itself is not a fundamental restriction):

        FOR PURPOSES OF INVESTMENT RESTRICTION 1, THE ACCOUNT WILL CURRENTLY NOT PURCHASE ANY SECURITY (OTHER THAN OBLIGATIONS OF THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES) IF AS A RESULT, WITH RESPECT TO 75% OF THE ACCOUNT'S TOTAL ASSETS, (I) MORE THAN 5% OF THE ACCOUNT'S TOTAL ASSETS (DETERMINED AT THE TIME OF INVESTMENT) WOULD BE INVESTED IN SECURITIES OF A SINGLE ISSUER AND (II) THE ACCOUNT WOULD OWN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY SINGLE ISSUER.

PROPOSAL 2(b): BORROWING MONEY, ISSUING SENIOR SECURITIES OR PLEDGING ASSETS

    The current restriction permits each Account to borrow up to 33 1/3% of the value of its total assets, which is the maximum currently permitted by the 1940 Act. The current restriction also prohibits issuing senior securities except in connection with certain financial transactions, which is consistent the 1940 Act and current SEC staff interpretations. To provide flexibility as laws change or relief is obtained from the SEC or its staff, the revised restriction would permit borrowing money, issuing senior securities or pledging assets as permitted by the 1940 Act, rules under the 1940 Act, and any interpretations or exemptions. This change permits the Accounts to adjust to any revisions to the law or any exemptions or interpretations, including any lending arrangement among investment companies advised by the Manager, that may be approved by the rules or order issued by the SEC. If approved, the Manager does not believe that this revision will not have any immediate effect on the operation of the Accounts.

    The current investment restriction for each Account reads as follows:

        The Account will not issue senior securities, borrow money or pledge its assets, except that the Account may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Account may pledge up to 33 1/3% percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

    The current investment restriction for VCA-2 and VCA-10 also includes the following:

        The Account will not purchase securities on margin (but the Account may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Account of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    The current investment restriction for VCA-11 also includes the following:

        The Account will not purchase securities on margin (but the Account may obtain such short-term credits as may be necessary for the clearance of transactions).

    The proposed investment restriction would read as follows:

        THE ACCOUNT MAY NOT ISSUE SENIOR SECURITIES OR BORROW MONEY OR PLEDGE ITS ASSETS, EXCEPT AS PERMITTED BY THE 1940 ACT LAWS, INTERPRETATIONS AND EXEMPTIONS. FOR PURPOSES OF THIS RESTRICTION, THE PURCHASE OR SALE OF SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS, SHORT SALES, DERIVATIVE AND HEDGING TRANSACTIONS SUCH AS INTEREST RATE SWAP TRANSACTIONS, AND COLLATERAL ARRANGEMENTS WITH RESPECT THERETO, AND TRANSACTIONS SIMILAR TO ANY OF THE FOREGOING AND COLLATERAL ARRANGEMENTS WITH RESPECT THERETO, AND OBLIGATIONS OF THE ACCOUNT TO COMMITTEE MEMBERS PURSUANT TO DEFERRED COMPENSATION ARRANGEMENTS ARE NOT DEEMED TO BE A PLEDGE OF ASSETS OR THE ISSUANCE OF A SENIOR SECURITY.

    The following note would accompany this proposed investment restriction (and the note itself is not a fundamental restriction):

        WHENEVER ANY THE FUNDAMENTAL INVESTMENT POLICY OR INVESTMENT RESTRICTION STATES A MAXIMUM PERCENTAGE OF THE ACCOUNT'S ASSETS, IT IS INTENDED THAT, IF THE PERCENTAGE LIMITATION IS MET AT THE TIME THE INVESTMENT IS MADE, A LATER CHANGE IN PERCENTAGE RESULTING FROM CHANGING TOTAL ASSET VALUES WILL NOT BE CONSIDERED A VIOLATION OF SUCH POLICY. HOWEVER, IF THE ACCOUNT'S ASSET COVERAGE FOR BORROWINGS PERMITTED BY INVESTMENT RESTRICTION 2 FALLS BELOW 300%, THE ACCOUNT WILL TAKE PROMPT ACTION TO REDUCE ITS BORROWINGS, AS REQUIRED BY THE 1940 ACT LAWS, INTERPRETATIONS AND EXEMPTIONS.

PROPOSAL 2(c): BUYING OR SELLING REAL ESTATE

    The current restriction prohibits each Account from buying or selling real estate. The current restriction for VCA-2 and VCA-10 also states that these Accounts may invest in securities secured by real estate. The proposed investment restriction would continue the current restriction, but it would also clarify that each Account can invest in securities secured by real estate and may exercise rights relating to those securities, including the right to enforce security interests. If approved, the Manager does not believe that this revision will not have any immediate effect on the operation of the Accounts.

    The current investment restriction for VCA-2 and VCA-10 reads as follows:

        No purchase of or investment in real estate will be made for the account of the Account except that the Account may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ").

    The current investment restriction for VCA-11 reads as follows:

        No purchase of or investment in real estate will be made for the account of the Account.

    The proposed investment restriction would read as follows:

        THE ACCOUNT MAY NOT BUY OR SELL REAL ESTATE, EXCEPT THAT INVESTMENT IN SECURITIES OF ISSUERS THAT INVEST IN REAL ESTATE AND INVESTMENTS IN MORTGAGE-BACKED SECURITIES, MORTGAGE PARTICIPATIONS OR OTHER INSTRUMENTS SUPPORTED OR SECURED BY INTERESTS IN REAL ESTATE ARE NOT SUBJECT TO THIS LIMITATION, AND EXCEPT THAT THE ACCOUNT MAY EXERCISE RIGHTS RELATING TO SUCH SECURITIES, INCLUDING THE RIGHT TO ENFORCE SECURITY INTERESTS AND TO HOLD REAL ESTATE ACQUIRED BY REASON OF SUCH ENFORCEMENT UNTIL THAT REAL ESTATE CAN BE LIQUIDATED IN AN ORDERLY MANNER.

PROPOSAL 2(d): BUYING OR SELLING COMMODITIES OR COMMODITY CONTRACTS

    The current restriction prohibits each Account from purchasing commodities or commodities contracts. The current restriction for VCA-2 and VCA-10 clarifies that they may purchase and sell financial futures contracts and related options. The proposed revisions would more specifically describe the types of financial futures and other instruments that all the Accounts may purchase despite the prohibition on buying or selling commodities or commodity contracts. This change simply provides consistent wording with other investment companies advised by the Manager.

    The current investment restriction for VCA-2 and VCA-10 reads as follows:

        No commodities or commodity contracts will be purchased or sold for the account of the Account except that the Account may purchase and sell financial futures contracts and related options.

    The current investment restriction for VCA-11 reads as follows:

        No commodities or commodity contracts will be purchased or sold for the account of the Account.

    The proposed investment restriction would read as follows:

        THE ACCOUNT MAY NOT BUY OR SELL PHYSICAL COMMODITIES OR CONTRACTS INVOLVING PHYSICAL COMMODITIES. THE ACCOUNT MAY PURCHASE AND SELL
        (I) DERIVATIVE, HEDGING AND SIMILAR INSTRUMENTS SUCH AS FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON, AND (II) SECURITIES OR INSTRUMENTS BACKED BY, OR THE RETURN FROM WHICH IS LINKED TO, PHYSICAL COMMODITIES OR CURRENCIES, SUCH AS FORWARD CURRENCY EXCHANGE CONTRACTS, AND THE ACCOUNT MAY EXERCISE RIGHTS RELATING TO SUCH INSTRUMENTS, INCLUDING THE RIGHT TO ENFORCE SECURITY INTERESTS AND TO HOLD PHYSICAL COMMODITIES AND CONTRACTS INVOLVING PHYSICAL COMMODITIES ACQUIRED AS A RESULT OF THE ACCOUNT'S OWNERSHIP OF INSTRUMENTS SUPPORTED OR SECURED THEREBY UNTIL THEY CAN BE LIQUIDATED IN AN ORDERLY MANNER.

PROPOSAL 2(e): INDUSTRY CONCENTRATION

    Under the current restriction, each Account may not invest more than 25% of total assets in securities of issuers in the same industry. The proposed revision would continue the 25% limitation, but would clarify that the limitation does not apply to investments made for temporary defensive purposes.

    The current investment restriction reads as follows:

        The Account will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result:
        25% or more of the Account's total assets (determined at the time of the investment) would be invested in a single industry.

    The current investment restriction for VCA-11 also includes the following clarification:

        Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

    The proposed investment restriction would read as follows:

        THE ACCOUNT MAY NOT PURCHASE ANY SECURITY IF AS A RESULT 25% OR MORE OF THE ACCOUNT'S TOTAL ASSETS WOULD BE INVESTED IN THE SECURITIES OF ISSUERS HAVING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE SAME INDUSTRY, EXCEPT FOR TEMPORARY DEFENSIVE PURPOSES, AND EXCEPT THAT THIS LIMITATION DOES NOT

        APPLY TO SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

    The following note would accompany this proposed investment restriction (and the note itself is not a fundamental restriction):

        FOR PURPOSES OF INVESTMENT RESTRICTION 5, THE ACCOUNT RELIES ON THE GLOBAL INDUSTRY CLASSIFICATION SYSTEM (GICS) PUBLISHED BY S&P IN DETERMINING INDUSTRY CLASSIFICATION. A THE ACCOUNT'S RELIANCE ON THIS CLASSIFICATION SYSTEM IS NOT A FUNDAMENTAL POLICY OF THE ACCOUNT AND, THEREFORE, CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

PROPOSAL 2(f): ACTING AS AN UNDERWRITER

    The current restriction prohibits the Accounts from underwriting securities of other issuers, except where an Account may be deemed under the federal securities laws to be an underwriter due to its portfolio management. The proposed revised restriction is substantially similar and is only a minor wording change to ensure consistency with other investment companies advised by the Manager.

    The current investment restriction reads as follows:

        The Account will not underwrite the securities of other issuers, except where the Account may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that the Account is permitted to make.

    The proposed investment restriction would read as follows:

        THE ACCOUNT MAY NOT ACT AS UNDERWRITER EXCEPT TO THE EXTENT THAT, IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES, IT MAY BE DEEMED TO BE AN UNDERWRITER UNDER CERTAIN FEDERAL SECURITIES LAWS.

PROPOSAL 2(g): MAKING LOANS

    The current restriction provides that the Accounts may not lend money. The current restriction for VCA-2 and VCA-10 provides that up to 10% of each Account's assets may be invested in privately placed bonds and other instruments. The proposed restriction would eliminate the 10% limit on those investments, clarify that certain investments are not considered the making of a loan, and permit loans in accordance with the 1940 Act and SEC orders and interpretations. This change permits the Accounts to adjust to any revisions to the law or any exemptions or interpretations, including any lending arrangement among investment companies advised by the Manager that may be approved by the rules or order issued by the SEC. If approved, the Manager does not believe that this revision will not have any immediate effect on the operation of the Accounts.

    The current investment restriction for VCA-2 and VCA-10 reads as follows:

        The Account will not lend money, except that loans of up to 10% of the value of the Account's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be 'loans' for this purpose and may be entered into or purchased by the Account in accordance with its investment objectives and policies.

    The current investment restriction for VCA-11 reads as follows:

        The Account will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.

    The proposed investment restriction would read as follows:

        THE ACCOUNT MAY MAKE LOANS, INCLUDING LOANS OF ASSETS OF THE ACCOUNT, REPURCHASE AGREEMENTS, TRADE CLAIMS, LOAN PARTICIPATIONS OR SIMILAR INVESTMENTS, OR AS PERMITTED BY THE 1940 ACT LAWS, INTERPRETATIONS AND EXEMPTIONS. THE ACQUISITION OF BONDS, DEBENTURES, OTHER DEBT SECURITIES OR INSTRUMENTS, OR PARTICIPATIONS OR OTHER INTERESTS THEREIN AND INVESTMENTS IN GOVERNMENT OBLIGATIONS, COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES OR INSTRUMENTS SIMILAR TO ANY OF THE FOREGOING WILL NOT BE CONSIDERED THE MAKING OF A LOAN, AND IS PERMITTED IF CONSISTENT WITH THE ACCOUNT'S INVESTMENT OBJECTIVE.

PROPOSAL 2(h): INVESTING TO EXERCISE CONTROL OR MANAGEMENT

    The current investment restriction reads as follows:

        No securities of any company will be acquired for the Account for the purpose of exercising control or management thereof.

    Because the 1940 Act does not require that the Accounts have a fundamental restriction or policy on this topic, the Committee of each Account proposes to delete this fundamental investment restriction and replace it with a non-fundamental policy also stating that no securities of any company will be acquired for the Account for the purpose of exercising control or management thereof. If approved, the Manager does not believe that this revision will not have any immediate effect on the operation of the Accounts.

REQUIRED VOTE

    Each of the Proposals 2(a) through 2(h) requires the approval by a majority of each Account's outstanding voting securities, which means approval by the lesser of (a) a vote of 67% or more of Account's Units whose holders are present or represented by proxy at the Meeting if holders of more than 50% of all outstanding Units are present or represented by proxy at the Meeting, or (b) a vote of more than 50% of all outstanding Units.

    THE COMMITTEE FOR EACH ACCOUNT, INCLUDING THE INDEPENDENT COMMITTEE MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NOS. 2(a)-2(h).

                      CONTRACTHOLDER/PARTICIPANT PROPOSALS

    Any Contractholder/Participant who wishes to submit a proposal to be considered at an Account's next meeting of persons having voting rights with respect to the Account should send the proposal to that Account at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Committee makes the solicitation relating to such meeting, in order to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

    The Accounts will not be required to hold annual meetings of Contractholders/Participants if the election of Committee Members is not required under the Federal securities laws. It is the present intention of the Committee of each Account not to hold annual meetings of Contractholders/ Participants unless such Contractholder/Participant action is required.

    Contractholder/Participant proposals that are submitted in a timely manner will not necessarily be included in an Account's proxy materials. Inclusion of such proposals is subject to limitations under the Federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Contractholders/Participants arise, management will vote the proxies according to their best judgment in the interest of the relevant Account.

                                 /s/ Jonathan D. Shain

                                 Jonathan D. Shain
                                 SECRETARY

May   , 2003

   It is important that you execute and return ALL of your proxies promptly.

                                   EXHIBIT A
                            AUDIT COMMITTEE CHARTER
                          (APPLICABLE TO EACH ACCOUNT)

    The responsibilities of the Audit Committee of each Account are to assist the Account's Committee in overseeing the Account's independent public accountants, accounting policies and procedures, and other areas relating to each Account's auditing processes. The function of the Audit Committee and the Account's Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants' responsibility to plan and carry out a proper audit. The independent public accountants are responsible to the Account's Committee and the Audit Committee.

    The Audit Committee will assist the Account's Committee by:

    - Advising the Account's Committee with respect to the selection, retention or termination, as appropriate, of the independent public accountants for the Account.

    - Reviewing the independent public accountants' compensation and the proposed terms of their engagement.

    - Monitoring the independence of the independent public accountants.

    - Recommending to the Account's Committee the appointment of the Account's principal accounting officer and principal financial officer.

    - Recommending to the Account's Committee, when the Audit Committee deems it advisable, that the independent public accountants engage in specific studies and reports regarding auditing matters, accounting procedures, and tax and other matters.

    - Reviewing the arrangements for and scope of the audit of annual financial statements.

    - Reviewing annual financial statements.

    - Reviewing, as appropriate and in consultation with the independent public accountants, accounting policies and procedures applicable to the Account as well as any management responses to comments relating to those policies and procedures.

    - Reviewing the independent public accountants' opinions.

    - Considering, in consultation with the independent public accountants, the adequacy of internal controls to help provide reasonable assurance that publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.

    - Investigating, when the Audit Committee deems it necessary, potential improprieties or improprieties in the Account's operations.

    - Meeting, as appropriate, with management of the Account (outside the presence of the independent public accountants) and with the independent public accountants of the Account (outside the presence of management) to discuss any issues relating to the Account's audited financial statements or otherwise arising from the Audit Committee's functions.

    - Reporting the Audit Committee's activities on a regular basis to the Account's Committee and making such recommendations as the Audit Committee deems appropriate.

    - Annually reviewing and, as appropriate, implementing changes to its Charter.

    In fulfilling the functions outlined above, the Audit Committee will be entitled to rely on (1) the integrity of those persons and organizations within and outside each Account from whom it receives information and (2) the accuracy of financial and other information that these persons and organizations provide to the Audit Committee. "Management" means the Account's Manager, acting through its officers and employees, not the Account's officers as such.

PROXY TABULATOR            VOTE TODAY BY MAIL BY RETURNING THE PROXY CARD
P.O. BOX 9132              IN THE ENCLOSED ENVELOPE
HINGHAM, MA 02043-9132     BY TOUCH-T0NE TELEPHONE BY CALLING 1-800-690-6903, OR
                           BY THE INTERNET BY LOGGING ON TO WWW.PROXYWEB.COM.


THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - [ ]             PROXY FORM
                                                 VARIABLE CONTRACT ACCOUNT - [ ]

THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE OF THE ACCOUNT. The undersigned hereby appoints Grace C. Torres, Marguerite E.H. Morrison and Jonathan B. Shain as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the Units of the Account held of record by the undersigned on May 2, 2003 at the Meeting to be held at 10:00 a.m. Eastern time on July 17, 2003 at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, NJ 10702, or any adjournment thereof.

THE UNITS REPRESENTED BY THE PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                             Date _________________________


                             ______________________________
                             (PLEASE SIGN IN THE BOX) Signature(s)(joint owners)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY FORM

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

THE COMMITTEE RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND EACH OF THE
PROPOSALS.

                                                           FOR        WITHHOLD

To elect as Directors the following 10 nominees: 1.   all nominees  authority to
(01) David E. A. Carson, (02) Robert E. La Blanc,        listed     vote for all
(03) Douglas H. McCorkindale, (04) Stephen P. Munn,    (except as     nominees
(05) Richard A. Redeker, (06) Robin B. Smith,            noted at      listed
(07) Stephen Stoneburn, (08) Clay T. Whitehead,           left)
(09) Judy A. Rice, (10) Robert F. Gunia
                                                           [  ]         [  ]

--------------------------------------------------------------------------------
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE.

To Approve Changes to Fundamental Investment Restrictions, relating to:            FOR    AGAINST   ABSTAIN
a.  diversification;                                                              [  ]     [  ]      [  ]
b.  borrowing money, issuing senior securities or pledging assets;                [  ]     [  ]      [  ]
c.  buying and selling real estate;                                               [  ]     [  ]      [  ]
d.  buying and selling commodities or commodity contracts;                        [  ]     [  ]      [  ]
e.  industry concentration;                                                       [  ]     [  ]      [  ]
f.  acting as underwriter;                                                        [  ]     [  ]      [  ]
g.  making loans;                                                                 [  ]     [  ]      [  ]
h.  investing to exercise control.                                                [  ]     [  ]      [  ]


             NOTE: YOUR PROXY FORM IS NOT VALID UNLESS IT IS SIGNED. PLEASE BE SURE TO SIGN YOUR PROXY FORM ON THE REVERSE SIDE.